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                                                                   EXHIBIT 10.51

                                                CONFIDENTIAL TREATMENT REQUESTED

                 EIGHTH AMENDMENT TO MASTER FACILITIES AGREEMENT
                          AND ASSIGNMENT AND ASSUMPTION

      This Amendment to the Master Facilities Agreement (the "Facilities Agreement") between Fiber Technologies Operating Company, LLC and Choice One Communications of New York Inc. dated May 31, 2000 is entered into as of the ___ day of June 2003 between FIBER TECHNOLOGIES CONSTRUCTION COMPANY, L.L.C. F/K/A/ FIBER TECHNOLOGIES OPERATING COMPANY, LLC ("FTCC"), a Delaware limited liability company having its principal place of business at 140 Allens Creek Road, Rochester, New York 14618, FIBER TECHNOLOGIES NETWORKS, L.L.C. ("FTN"), a New York limited liability company having its principal place of business at 140 Allens Creek Road, Rochester, New York 14618 and CHOICE ONE COMMUNICATIONS OF NEW YORK INC. ("CHOICE"), a Delaware corporation having its principal place of business at 100 Chestnut Street, Suite 600, Rochester, New York 14604 (hereinafter, each individually, "Party," and collectively, the "Parties").

                                    RECITALS

      WHEREAS, the Parties entered into the Facilities Agreement dated May 31, 2000, which Facilities Agreement governs the rights and obligations of the Parties; and

      WHEREAS, it is in the mutual interest of the Parties to amend the Facilities Agreement to replace certain language, as indicated below, of the original Agreement and

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.    Amendment.


      [Confidential treatment sought for this provision]

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 24b-2.
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IN WITNESS WHEREOF the parties have executed this Eighth Amendment to the
Facilities Agreement as of _______________, 2003.

                                                              FIBER TECHNOLOGIES
                                         CONSTRUCTION COMPANY L.L.C. f/k/a FIBER
                                             TECHNOLOGIES OPERATING COMPANY, LLC
                                                     By: FIBERTECH NETWORKS, LLC


                                    By: /s/ Frank Chiaino
                                        ----------------------------
                                         Frank Chiaino, Chief Operating Officer

                                    FIBER TECHNOLOGIES NETWORKS,  L.L.C.
                                                By: FIBERTECH NETWORKS, LLC


                                    By: /s/ Frank Chiaino
                                        ------------------------------------
                                         Frank Chiaino, Chief Operating Officer

                                    CHOICE ONE COMMUNICATIONS OF NEW YORK INC.


                                    By:  /s/ Joseph A. Calzone
                                         ---------------------------------------
                                         Joseph A. Calzone
                                         Vice President of Engineering